UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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CARDIODYNAMICS INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CARDIODYNAMICS INTERNATIONAL CORPORATION

6175 Nancy Ridge Drive

San Diego, CA 92121

June 7, 2004

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of CardioDynamics International Corporation, which will be held at the Del Mar Country Club, 6001 Clubhouse Drive, Rancho Santa Fe, California, on Thursday, July 15, 2004 at 9:00 a.m. (PDT).

The Notice of Annual Meeting and the Proxy Statement included with this letter describe the business to be acted upon at the Annual Meeting. Our Annual Report for fiscal 2003 is also enclosed. To ensure that your shares are represented at the meeting, we urge you to vote in the manner described in this notice.

Thank you for your support and we look forward to seeing you at the Annual Meeting.

On behalf of the Board of Directors,

Michael K. Perry
Chief Executive Officer

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend the Annual Meeting of Shareholders in person, you are urged to vote as promptly as possible to ensure your representation and presence of a quorum at the Annual Meeting. Your shares may be voted electronically on the internet, by telephone or by signing, dating and returning the enclosed proxy card. We urge you to do so now regardless of whether or not you plan to attend the meeting in person. No postage need be affixed if your proxy is mailed in the United States.

CARDIODYNAMICS INTERNATIONAL CORPORATION

6175 NANCY RIDGE DRIVE

SAN DIEGO, CA 92121

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held July 15, 2004

The Annual Meeting of Shareholders of CardioDynamics International Corporation, a California corporation (“CardioDynamics”), will be held at the Del Mar Country Club, 6001 Clubhouse Drive, Rancho Santa Fe, California 92067, on Thursday, July 15, 2004 at 9:00 a.m. (PDT), to consider and act upon the following matters:

1. To elect a Board of Directors for the following year. Management has nominated the following persons for election at the meeting: Connie R. Curran, Peter C. Farrell, James C. Gilstrap, Richard O. Martin, Ronald A. Matricaria, Ronald L. Merriman and Michael K. Perry.

2. To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending November 30, 2004.

3. To adopt the CardioDynamics International Corporation 2004 Stock Incentive Plan.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on June 1, 2004 as the record date for determining the shareholders that will be entitled to vote at the Annual Meeting of Shareholders and any adjournments or postponements thereof. Whether or not you plan to attend the meeting in person, please vote your shares in any one of the manners outlined on the proxy card. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted. The prompt return of your proxy will assist us in preparing for the Annual Meeting.

By Order of the Board of Directors,

Dated: June 7, 2004	Michael K. Perry
Chief Executive Officer

CardioDynamics International Corporation

CARDIODYNAMICS INTERNATIONAL CORPORATION

PROXY STATEMENT FOR

2004 ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 15, 2004

These proxy materials are being mailed in connection with the solicitation of proxies by the Board of Directors of CardioDynamics International Corporation, a California corporation (“CardioDynamics”), for the Annual Meeting of Shareholders to be held at the Del Mar Country Club, 6001 Clubhouse Drive, Rancho Santa Fe, California, at 9:00 a.m. (PDT) on July 15, 2004 and at any adjournment or postponement of the Annual Meeting. Voting materials, which include this Proxy Statement, a Proxy Card and our 2003 Annual Report to Shareholders, were mailed to our shareholders of record on or about June 7, 2004. Our principal executive offices are located at 6175 Nancy Ridge Drive, San Diego, California 92121. Our telephone number is (858) 535-0202 and our Internet address is www.cdic.com.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

RECORD DATE; OUTSTANDING SHARES

The record date for determining those shareholders who are entitled to notice of, and to vote at, the Annual Meeting is June 1, 2004. At the close of business on the record date, we had 47,704,572 outstanding shares of common stock (the “Common Stock”).

VOTING RIGHTS AND SOLICITATION

Any shareholder executing a proxy has the power to revoke it at any time before it is voted by delivering written notice of such revocation to our Corporate Secretary before the Annual Meeting or by properly executing and delivering a proxy bearing a later date. You may also revoke your proxy at the Annual Meeting by voting your shares in person.

We will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expense in forwarding solicitation material. Solicitation will be made primarily through the use of the mail but our regular employees may, without additional compensation, solicit proxies personally by telephone or fax.

Each share of Common Stock is entitled to one vote on matters brought before the Annual Meeting. In voting for directors, each shareholder has the right to cumulate his or her votes and give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares he or she holds, or to distribute his or her votes on the same principle among the nominees to be elected in such manner as he or she may see fit. For example, in the event of cumulative voting a shareholder owning ten shares of Common Stock would have 70 votes (seven directors multiplied by ten shares) to allocate among as few as one, or as many as seven candidates. A shareholder may cumulate his or her votes, however, only if his or her candidate or candidates have been placed in nomination prior to the voting and if any shareholder has given notice at the Annual Meeting prior to the voting of that shareholder’s intention to cumulate his or her votes. The shares represented by the proxy will be voted at the Annual Meeting by the proxy holder as specified by the person solicited. Discretionary authority to cumulate votes is, however, being solicited by the Board of Directors.

California statutes and case law do not provide specific instructions regarding the treatment of abstentions; therefore, we believe that shares that are voted “WITHHELD” or “ABSTAIN” in person or by proxy as being should be treated as follows:

•	present for purposes of determining whether or not a quorum is present at the Annual Meeting, and:

•	entitled to vote on a particular subject matter and the Annual Meeting; therefore, a “WITHHELD” or “ABSTAIN” vote is the same as voting against a proposal that has a required affirmative voting threshold, such as proposals two and three, but would have no effect on proposal one, the election of directors, who are elected by a plurality of votes.

If you hold your common stock through a broker, the broker may be prevented from voting shares held in your brokerage account on some proposals unless you have given the broker voting instructions (a “broker non-vote”). Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but do not count for or against any particular proposal.

QUORUM

A quorum is required for shareholders to conduct business at the Annual Meeting. The presence in person or by proxy of the persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business.

VOTE REQUIRED

With respect to Proposal 1, a plurality of the votes cast will be required to elect each nominee to the Board of Directors. With respect to Proposal 2, the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy and entitled to vote will be required to ratify the selection of our independent auditors. With respect to Proposal 3, the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy and entitled to vote will be required to adopt our 2004 Stock Incentive Plan.

SHAREHOLDER PROPOSALS FOR 2005 PROXY STATEMENT

The deadline for shareholders to submit proposals to be considered for inclusion in our Proxy Statement for the next year’s Annual Meeting of Shareholders is February 14, 2005. Such proposals may be included in the next year’s Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”).

If a shareholder wishes to have a proposal considered at the 2005 Annual Meeting but does not seek to have the proposal included in our Proxy Statement and Form of Proxy for that meeting, and if the shareholder does not notify CardioDynamics of the proposal by May 2, 2005, then the persons appointed as proxies by management may use their discretionary voting authority to vote on the proposal when the proposal is considered at the 2005 Annual Meeting, even though there is no discussion of the proposal in the Proxy Statement for that meeting. It is recommended that shareholders submitting proposals or notices of proposal direct them to our Corporate Secretary and utilize certified mail-return receipt requested. Shareholders’ proposals should be submitted to CardioDynamics International Corporation, 6175 Nancy Ridge Drive, San Diego, California 92121.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors welcomes the submission of any comments or concerns from shareholders and any interested parties. Communications should be addressed to CardioDynamics International Corporation, 6175 Nancy Ridge Drive, San Diego, CA 92121, Attention: Board of Directors.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members. Directors are elected at the annual meeting and serve for a term of one year, unless re-elected.

The seven individuals below have been nominated for election to our Board to serve until the next annual meeting or until their successors are elected and qualified. Unless you specify otherwise, your proxy will be voted for the election for the below listed nominees of the Board of Directors, each of whom is in an incumbent director, and distributed among the nominees as the proxy holders see fit.

If, however, any of the nominees are unable to serve, or for good cause declines to serve at the time of the Annual Meeting, the proxy holders will exercise discretionary authority to vote for a substitute. The Board of Directors is not aware of any circumstances that would render any nominee unavailable for election. Discretionary authority to cumulate votes is being solicited by the Board of Directors, and it is intended that the proxies received by the proxy holders pursuant to the solicitation will be voted in a manner designed to cause the election of the maximum number of the Board of Directors’ nominees.

The following table presents a brief biography, as of May 7, 2004, of each nominee to be elected at the Annual Meeting:

Name	Age	Principal Occupation and Business Experience
Connie R. Curran, RN, Ed.D	56	Dr. Curran has served on our board of directors since February 2000. Dr. Curran is the Executive Director of C-Change, a collaboration to conquer cancer, in Washington, D.C. Dr. Curran was President and Chief Executive Officer of CurranCare, LLC from 1995 to 2000. She has held a variety of executive positions in academia and multi-system healthcare operations and serves as Vice President of the American Hospital Association, as National Director of Patient Care for APM, Inc. and as Dean at the Medical College of Wisconsin. Dr. Curran serves on the boards of IDX, DeVry, The National Student Nurses Association and Silver Cross Hospital. Dr. Curran holds a master’s degree in medical-surgical nursing from De Paul University, a doctorate in educational psychology from Northern Illinois University and is also a graduate of the Harvard Business School program for company owners and presidents.

Peter C. Farrell, Ph.D.	61	Dr. Farrell became a director in May 2002. Dr. Farrell has been Chairman and a director of ResMed, Inc. since its inception in 1989 and Chief Executive Officer since 1990. From 1984 to 1989, Dr. Farrell served as Vice President, Research and Development at various subsidiaries of Baxter International, Inc. (Baxter) and from 1985 to 1989, he also served as Managing Director of the Baxter Center for Medical Research Pty Ltd., a subsidiary of Baxter. From 1978 to 1989, he was Foundation Director of the Center for Biomedical Engineering at the University of New South Wales where he currently serves as a visiting professor. He holds a bachelor’s degree in chemical engineering with honors from the University of Sydney, a master’s degree in chemical engineering from the Massachusetts Institute of Technology, a Ph.D. in chemical engineering and bioengineering from the University of Washington, Seattle and a D.Sc. from the University of New South Wales. In 2000, he was named Vice Chairman of the Executive Council of the Harvard Medical School Division of Sleep Medicine.

James C. Gilstrap	68	Mr. Gilstrap has served as the Chairman or Co-Chairman of our board of directors since May 1995. Mr. Gilstrap is retired from Jefferies & Company, where he served as Senior Executive Vice President, Partner, board member, and a member of the executive committee. Mr. Gilstrap is a past President of the Dallas Securities Dealers, as well as a past member of the Board of Governors of the National Association of Securities Dealers, Inc.

Richard O. Martin, Ph.D.	64	Dr. Martin has served as a director since July 1997. Dr. Martin is currently retired. From 1998 until 2001, Dr. Martin served as President of Medtronic Physio-Control Corporation, a medical device company that designs, manufactures and sells external defibrillators and heart monitors. Prior to its acquisition by Medtronic in 1998, Dr. Martin was Chairman and Chief Executive Officer of Physio-Control Corporation. He was Vice President of Cardiovascular Business Development with Sulzer Medica and has held management positions at Intermedics, Inc. and Medtronic, Inc. Dr. Martin serves on the boards of directors of EsophyX Inc., Cardiac Dimensions, Inc., Encore Medical Corp. and Inovise Medical Inc. Dr. Martin earned a bachelor’s degree in electrical engineering from Christian Brothers College, a master’s degree in electrical engineering from Notre Dame University and a doctorate in electrical/biomedical engineering from Duke University.

Ronald A. Matricaria	61	Mr. Matricaria became a director in May 2002. From 1993 to 1999, Mr. Matricaria served as President and Chief Executive Officer of St. Jude Medical, Inc. and was elected Chairman of the board of directors in 1995. Prior to joining St. Jude Medical, Mr. Matricaria spent 23 years with Eli Lilly and Company, Inc. His last position was Executive Vice President of the Pharmaceutical Division of Eli Lilly and Company and President of its North American operations. He also served as President of Eli Lilly International Corporation since 1991. Mr. Matricaria serves on the boards of Cyberonics, Endocare and Vistacare, Inc. and is an advisor or board member to several medically related privately owned companies and a private equity healthcare fund. Mr. Matricaria is also Chairman of the board of directors of Haemonetics, Inc. Mr. Matricaria holds a bachelor’s degree in pharmacy from Massachusetts College of Pharmacy and was awarded an honorary doctor of science degree in pharmacy in recognition of his contributions to the practice of pharmacy.

Ronald L. Merriman	59	Mr. Merriman has been a director and our audit committee chairman since July 2003. He is the Managing Partner of Merriman Partners, a consulting and investment firm. Mr. Merriman previously served as Managing Director of the international law firm, O’Melveny & Meyers LLP, where he was a member of the management committee. Previously, Mr. Merriman served as Executive Vice President for Carlson Wagonlit Travel and as Executive Vice President for Ambassadors International. Mr. Merriman retired in 1997 after 30 years with the Big Four global accounting firm of KPMG LLP where he was Vice Chairman and Senior Partner in charge of KPMG’s healthcare and life science sector. Mr. Merriman also currently serves on the board of directors for Hoag Memorial Hospital Presbyterian, Pentair, and Coratus Genetics. Mr. Merriman is a certified public accountant and earned a bachelor’s degree in accounting from Northern Illinois University.

Michael K. Perry	43	Mr. Perry has been our Chief Executive Officer and a director since April 1998. From 1994 to 1997, Mr. Perry was Vice President of Operations at Pyxis Corporation, a leading provider of healthcare automation, information management services and pharmacy management services to hospitals and outpatient facilities. Pyxis was acquired by Cardinal Health, Inc. in 1996. Prior to joining Pyxis, Mr. Perry served in various management positions with the medical products group of Hewlett Packard Company. Additionally, he was Director of Quality for a division of Hewlett-Packard’s deskjet printer group. Mr. Perry holds a bachelor’s degree in mechanical engineering from General Motors Institute and a master’s degree in business administration from Harvard University. Mr. Perry serves on the advisory board of the University of California San Diego Cardiovascular Center.

The Company’s Board of Directors recommends a vote FOR the nominees listed herein.

CORPORATE GOVERNANCE AND BOARD COMMITTEES

Director Independence

All of the members of our Board of Directors qualify as “independent” as defined by the rules of The Nasdaq National Market, except for Mr. Perry.

Board Meetings and Committees

The Board of Directors held four meetings during the fiscal year ended November 30, 2003. Each incumbent director participated in at least 75% of the meetings of the Board and of all the Board committees held during the period in which they served as a director.

Audit Committee. The Board of Directors has established a standing Audit Committee currently composed of three directors, Mr. Merriman, Dr. Martin and Dr. Curran. The Audit Committee is responsible for the appointment, retention and termination of our independent auditors and monitors the effectiveness of the audit effort, the Company’s financial and accounting organization and its system of internal accounting and disclosure controls. The committee also reviews other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to their attention. Each member of the Audit Committee is “independent” within the meaning of SEC rules and regulations and the listing standards of the National Association of Securities Dealers, and the Board has determined that Mr. Merriman qualifies as an audit committee financial expert within the meaning of SEC rules and regulations. The Audit Committee held six meetings during the fiscal year ended November 30, 2003.

Compensation Committee. The Board of Directors has established a standing Compensation Committee currently composed of three non-employee directors, Dr. Martin, Dr. Farrell and Mr. Gilstrap. The Compensation Committee establishes, monitors and acts on matters relating to performance, compensation levels and benefit plans for executive officers and key employees of the Company. For more information, please see the section captioned “Board Compensation Committee Report on Executive Compensation.” Each member of the Compensation Committee is “independent” under the listing standards of The Nasdaq National Market. The Compensation Committee held four meetings during the fiscal year ended November 30, 2003. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Nominating Committee. The Board of Directors has established a standing Nominating Committee currently composed of three directors, Mr. Matricaria, Mr. Gilstrap and Dr. Farrell. The Nominating Committee

reviews matters pertaining to Board composition and screens and recommends to the Board potential candidates for election as a director. Each member of the Nominating Committee is “independent” under the listing standards of The Nasdaq National Market. The Nominating Committee held one meeting during the fiscal year ended November 30, 2003.

The Nominating Committee strives to select individuals as director nominees who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who will be the most effective, in conjunction with the other director nominees, in collectively serving the long-term interests of the shareholders. To this end, the Nominating Committee seeks director nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education and broad-based business acumen. The Nominating Committee also will consider any other factor which it deems relevant in selecting individuals as director nominees. The Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our shareholders.

The Nominating Committee also will consider recommendations properly submitted by our shareholders. Shareholders may recommend qualified candidates for our Board by writing to our Corporate Secretary at our principal executive offices, 6175 Nancy Ridge Drive, San Diego, California 92121. All shareholder communications that are received will be submitted to the Nominating Committee for review and consideration. Nominations of directors by our shareholders will be reviewed by the Nominating Committee, who will determine whether these nominations should be presented to the Board.

Directors’ Compensation

For their service as a director of CardioDynamics, each non-employee director who has not been employed by us during the preceding two years receives 12,000 stock options granted at fair market value. In addition, directors can elect to receive either $2,000 per month or an additional grant of 12,000 stock options granted at fair market value. The options vest in increments of 1,000 per month and expire upon the earlier of ten years from the date of grant or two years after the director terminates their position on the Board.

At the 2003 Annual Shareholders meeting, one new director, Ronald L. Merriman, was elected and was given 10,000 options. During fiscal 2003, 2002 and 2001, 82,000, 122,000 and 72,000 options, respectively, were granted to the members of the Board of Directors. During fiscal 2003 and 2002, Ronald A. Matricaria, a member of our Board of Directors, was paid $24,000 and $12,000, respectively, for his services as a member of the Board.

Relationships among Directors and Executive Officers

There are no family relationships among any of our directors or executive officers.

Code of Ethics

We have adopted (and filed as an exhibit of Form 10-K for the fiscal year ended November 30, 2003) a code business conduct and ethics that applies to our principal executive officer, principal financial officer and, principal accounting officer. The Code of Ethics are available on our website at www.cdic.com/ir/fr_govern.html.

PRINCIPAL SHAREHOLDERS

The following are the only persons known by us to own beneficially, as of May 7, 2004, five percent (5%) or more of the outstanding shares of our common stock. Except as indicated in the footnotes to this table, we believe that the persons named in the table have sole voting and investment power with respect to all the shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable. Share ownership in each case includes shares issuable upon exercise of options exercisable within 60 days after May 7, 2004. The percentage ownership is calculated pursuant to Rule 13d-3(d)(1) promulgated by the SEC under the Securities Act of 1933.

Name and Address of Beneficial Owner	Shares Beneficially Owned
	Number	Percentage
J. Michael Paulson (1) P.O. Box 9660 Rancho Santa Fe, CA 92067	4,428,135	9.3%

Kopp Investment Advisors, LLC 4 New York Plaza New York, NY 10004	3,272,950	6.9%

Societe Generale Veritas 4 New York Plaza New York, NY 10004	3,004,076	6.3%

James C. Gilstrap (2) 5067 Shore DriveL Carlsbad, CA 92008	2,433,400	5.1%

1)	Includes 3,947,134 shares held in the Allen E. Paulson Living Trust dated December 23, 1986 of which J. Michael Paulson is the Trustee and executor. Also includes 7,000 shares beneficially owned by the Trust, by virtue of its right to acquire such shares from us under stock options now exercisable or exercisable within 60 days. Also includes 376,255 shares beneficially owned by J. Michael Paulson. Includes 97,746 shares of common stock beneficially owned by CardioDynamics Holding, LLC (CDH), of which the Trust is a member with a majority interest. Mr. Paulson disclaims beneficial ownership of these shares except to the extent of the Trust’s pecuniary interest in CDH. Excludes up to 250,000 shares of common stock owned by Mr. Paulson’s brothers; Mr. Paulson disclaims beneficial ownership of such shares.
2)	Includes 97,746 shares of common stock beneficially owned by CDH, of which Mr. Gilstrap is a member with a minority interest. Mr. Gilstrap disclaims beneficial ownership of these shares except to the extent of his individual pecuniary interest in CDH. Also includes 82,000 shares of common stock Mr. Gilstrap beneficially owns, by virtue of his right to acquire such shares from us under stock options now exercisable or exercisable within 60 days. Also includes 32,654 shares held by the James C. Gilstrap Trust dated January 16, 1995 and 71,000 shares held in his daughters trust’s, Mr. Gilstrap disclaims beneficial ownership of such shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

The following table sets forth the beneficial ownership of common stock of CardioDynamics as of May 7, 2004 by each director and officer of CardioDynamics named in the Summary Compensation Table, and by all directors and executive officers of CardioDynamics as a group. Except as indicated in the footnotes to this table, we believe that the persons named in the table have sole voting and investment power with respect to all the shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable. Share ownership in each case includes shares of common stock that may be acquired pursuant to stock options exercisable currently or exercisable within 60 days after May 7, 2004. The percentage ownership is calculated pursuant to Rule 13d-3(d)(1) promulgated by the SEC under the Securities Act of 1933.

Unless otherwise indicated, the address for each person listed below is c/o CardioDynamics International Corporation, 6175 Nancy Ridge Drive, Suite 300, San Diego, California 92121.

	Shares Beneficially Owned
Name	Number (2)	Percent
Russell H. Bergen	150,232	*
Connie R. Curran	53,000	*
James C. Gilstrap (1)	2,433,400	5.1%
Peter C. Farrell, Ph.D.	135,000	*
Steve P. Loomis	111,529	*
Richard O. Martin, Ph.D.	143,000	*
Ronald A. Matricaria	38,300	*
Ronald L. Merriman	12,000	*
Michael K. Perry	851,897	1.8%
Rhonda F. Rhyne	351,940	*
Richard E. Trayler	200,107	*
All Directors and executive officers as a group—(13 persons)	44,698,964	9.5%

*	Less than 1%
(1)	Includes 97,746 shares of common stock beneficially owned by CDH, of which Mr. Gilstrap is a member with a minority interest. Mr. Gilstrap disclaims beneficial ownership of these shares except to the extent of his individual pecuniary interest in CDH. Also includes 82,000 shares of common stock Mr. Gilstrap beneficially owns, by virtue of his right to acquire such shares from us under stock options now exercisable or exercisable within 60 days. Also includes 32,654 shares held by the James C. Gilstrap Trust dated January 16, 1995 and 71,000 shares held in his daughters trust’s, Mr. Gilstrap disclaims beneficial ownership of such shares.
(2)	Shares beneficially owned include shares held by entities affiliated with certain Directors and Named Officers as described above in the footnotes.

EXECUTIVE OFFICERS

Our executive officers, as of May 7, 2004, are as follows:

Michael K. Perry, see description under “Election of Directors.”

Russell H. Bergen, age 57, has served as our Vice President of Operations since joining us in September 1998. From 1971 to 1998, Mr. Bergen held management positions in the instrument group, peripheral products group and inkjet business unit of Hewlett Packard Company. Previously, Mr. Bergen was employed at Honeywell, Inc. as a procurement engineer. Mr. Bergen earned a bachelor’s degree in aerospace engineering and manpower management from the University of Colorado at Boulder.

Patrick W. Bradley, Ph.D., age 51, joined CardioDynamics in September 2000 as Vice President of Business Development. Dr. Bradley served as director of new technologies for Cardiac Science, Inc. from 1999 to 2000 and from 1993 to 1999; Dr. Bradley was Associate Vice President for OEM Technologies at VitalCom, Inc. Prior to that, he was Director of Product Management at Quinton Instrument Company. Dr. Bradley has served on the Scientific Peer Review Committee for the American Heart Association and on the Sports Science Research Group for the United States Olympic Committee. He has a bachelor’s degree in biology from Texas A&M University and a master’s degree and Ph.D. in physiology from University of Houston.

Dennis G. Hepp, age 55, has been our Chief Technology Officer since June 1997 and has served as a consultant to us since July 1995. From 1974 to 1986, Mr. Hepp held engineering and management positions at Medtronic, Inc. In 1989, Mr. Hepp founded, and remains a key employee and managing director of, Rivertek Medical Systems, Inc., an engineering consulting firm to medical device manufacturers. Mr. Hepp holds a bachelor’s degree in electrical engineering from the University of Detroit.

Steve P. Loomis, age 44, joined CardioDynamics in September 1996 as Vice President of Finance and has held the positions of Chief Financial Officer and Corporate Secretary since April 1997. From 1993 until 1996, he served as Director of Financial Reporting at Kinko’s Inc. From 1988 to 1993, Mr. Loomis was Chief Financial Officer for Terminal Data Corporation, a publicly traded company. He earned his bachelor’s degree in business administration from California State University at Northridge. Mr. Loomis is a certified public accountant.

Rhonda F. Rhyne, age 43, has been our President since June 1997, previously serving as Chief Operating Officer from 1996 to 1997 and as Vice President of Operations from 1995 to 1996. From 1992 until 1995, Ms. Rhyne was President, Chief Executive Officer and Vice President of Sales and Marketing for Culture Technology, Inc. Ms. Rhyne has also held sales positions at GE Medical Systems and Quinton Instrument Company, both medical device subsidiaries of publicly held companies. Ms. Rhyne holds a bachelor’s degree in pharmacy from Washington State University and a master’s degree in business administration, executive program, from University of California Los Angeles, Anderson School of Business.

Richard E. Trayler, age 53, is our Vice President of International Operations and served as our Chief Operating Officer from July 1997 to January 2003. From 1982 to 1997, Mr. Trayler held sales management positions at Quinton Instrument Company. He has also held positions at the Heart Institute for CARE, the University of Washington and the Boeing Company. Mr. Trayler earned a bachelor’s degree from Texas A&M University and a master’s degree from the University of Washington.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Our compensation programs and policies applicable to our executive officers are established and administered by the Compensation Committee of our Board of Directors. The Compensation Committee is comprised of three independent, non-employee directors, Richard O. Martin, Ph.D., James C. Gilstrap and Peter C. Farrell, Ph.D., none of whom have interlocking relationships as defined by the rules and regulations of the Securities and Exchange Commission.

It is the philosophy of the Compensation Committee that executive compensation be aligned with our overall business strategies, values and performance. These policies are designed to set its executive compensation, including salary, cash bonus awards and long-term stock-based incentive awards, at a level consistent with amounts paid to executive officers of companies of similar size, industry and geographic location.

Compensation Philosophy and Objectives

The Compensation Committee believes that compensation of our executive officers should:

•	Encourage creation of shareholder value and achievement of strategic corporate objectives.

•	Integrate compensation with our annual and long-term corporate objectives, values and business strategies, and focus executive actions on the fulfillment of those objectives, values and strategies.

•	Provide a competitive total compensation package that enables us to attract and retain, on a long-term basis, high caliber personnel.

•	Provide a compensation opportunity that is competitive with companies in the medical device and biotechnology industries, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance.

•	Align the interests of management with the long-term interests of stockholders and enhance shareholder value by providing management with longer-term incentives through equity ownership.

The Compensation Committee periodically reviews the approach to executive compensation and will make changes as competitive conditions and other circumstances warrant and will seek to ensure our compensation philosophy is consistent with our best interests.

Key Elements of Executive Compensation

The compensation of executive officers is based upon our financial performance and the achievement of certain business objectives, including: accelerating market penetration through our direct sales force, broadening of distribution channels through strategic relationships, securing and growing recurring revenue, targeting new market opportunities, furthering ICG technology and developing ICG products for new medical applications, as well as the achievement of individual business objectives by each executive officer.

Executive compensation consists of three elements: (i) base salary, (ii) bonus awards and (iii) long-term stock-based incentive awards. The summary below describes in more detail the factors that the Compensation Committee considers in establishing each of the three primary components of the variable compensation package provided to the executive officers.

Base salary—Salary ranges are largely determined through comparisons with companies of similar headcount, revenues, market capitalization or complexity in the medical device and biotechnology industries. Actual salaries are based on individual performance contributions and other more qualitative and developmental criteria within a competitive salary range for each position that is established through evaluation of responsibilities, competitive, inflationary, internal equity and market considerations. The Compensation Committee, on the basis of its knowledge of executive compensation in the industry, believes that our salary levels for the executive officers are at a level that the Compensation Committee, at the time such salary determinations were made, considered to be reasonable and necessary given our financial resources and stage of development. The Compensation Committee reviews executive salaries each October and sets the salaries for the following year.

Bonus awards—The Compensation Committee has established an incentive bonus program providing for the payment to each executive officer of quarterly bonuses that are directly related to the group and individual achievements of executive management and our revenues and earnings. The bonus pool is established based on quarterly revenues and earnings achieved and the pool is allocated to individual executives through a weighting, half of which is based on achievement of our revenue and earnings goals and half of which is based on Chief Executive Officer’s and Compensation Committee’s assessment of the executive’s individual quarterly goal achievement and overall contribution to us.

In fiscal 2003, the target bonuses for executive officers ranged from 40% to 53% of annual base salary and were actually paid at 37% to 52% of annual base salary. Incentive award amounts for each participant are based on his or her potential impact on our operating and financial results and on market competitive pay practices. Under the incentive bonus program, incentive awards are paid based on achievement of quarterly performance goals. These performance goals include individual performance goals, which are established by the Chief Executive Officer at the beginning of each quarter, and annual corporate performance goals. The corporate performance goals are based on our achievement of strategic objectives, as well as specific revenue and earnings growth targets for each quarter and the fiscal year. A percentage of the bonuses are paid for each quarterly period in which goals are achieved.

Long-term stock-based incentive awards—Our stock option plan, which was initially approved by our shareholders in 1995, as well as the executive bonus plan, are structured to permit awards under such plans to qualify as performance-based compensation and to maximize the tax deductibility of such awards. The Compensation Committee intends that compensation paid to management, including stock options, be exempt from the limitations on deductibility under Section 162(m) of the Internal Revenue Code. Accordingly, the Compensation Committee administers grants under our stock option plan to members of management.

The Compensation Committee believes that providing incentives that focus attention on managing us from the perspective of an owner with an equity stake in the business will closely align the interest of shareholders and executive officers. Therefore, all employees, and particularly those persons who have substantial responsibility for our management and growth, are eligible to receive annual stock option grants, although the Compensation Committee, at its discretion, may grant options at other times in recognition of exceptional achievements.

The number of shares underlying stock options granted to executive officers is based on competitive practices in the industry as determined by independent surveys and the Compensation Committee’s knowledge of industry practice. The Compensation Committee grants options under the stock option plan with an exercise price equal to the fair market value on the date of grant. The grants are intended to be competitive in order to retain and encourage positive future performance and to provide a direct link with the interests of our shareholders.

The Compensation Committee, in making its determination as to grant levels, takes into consideration: (i) the executive’s historical and expected contribution toward our objectives, (ii) prior award levels, (iii) award levels necessary to replace particular executives, (iv) the executive’s direct ownership of our shares, (v) the number of options vested and unvested and (vi) the number of options outstanding as a percentage of total shares outstanding. During fiscal 2003, a total of 1,056,469 options were granted, representing 2% of our outstanding shares. Of those, 278,166 were granted to our executive officers. The stock option plan limits the total number of shares subject to options that may be granted to a participant during the lifetime of the plan to 800,000 shares. The stock option plan contains provisions providing for forfeiture of the options in the event the option holder engages in certain intentional misconduct contrary to our interests.

Chief Executive Officer Compensation

Michael K. Perry is our Chief Executive Officer. In October 2002, the Compensation Committee set Mr. Perry’s annual base salary for 2003 at $234,000. The Compensation Committee increased Mr. Perry’s base salary from $226,000 for the prior year in recognition of his achievement of specific corporate objectives, which included: growing our revenues 20%, the achievement of additional strategic collaborations and the further establishment and development of our products and markets. The Compensation Committee also considered Mr. Perry’s compensation relative to medical device and biotechnology industry norms, as well as the average increase in annual salaries for all of our employees as a whole. The Compensation Committee determined that these achievements were important to our future growth and could assist us in enhancing shareholder value.

In recognition of Mr. Perry’s accomplishments in fiscal 2003, and as an incentive for future performance, the Compensation Committee granted Mr. Perry options under our stock option plan, exercisable at the fair market value on the date of grant, to purchase 60,000 shares of our common stock in January 2004. The options vest over a four-year period.

Mr. Perry is a member of the Board of Directors, but did not participate in matters involving the evaluation of his own performance or the setting of his own compensation. The foregoing report has been furnished by our Compensation Committee.

Compensation Committee:

Richard O. Martin, Ph.D.—Chairman

James C. Gilstrap

Peter C. Farrell, Ph.D.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table provides information regarding the annual and long-term compensation earned for services rendered in all capacities to CardioDynamics for the fiscal years ended November 30, 2003, 2002 and 2001 of those persons who were, at November 30, 2003 (i) the Chief Executive Officer and (ii) the four most highly compensated executive officers of CardioDynamics whose aggregate direct remuneration during the fiscal year ended November 30, 2003 exceeded $100,000 (collectively, the “Named Officers”).

SUMMARY COMPENSATION TABLE

		Annual Compensation(1)			Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/ SARs (#)
Michael K. Perry Chief Executive Officer	2003 2002 2001	239,400 229,775 197,479	123,575 47,850 60,170	-0- -0- -0-	60,600 30,000 30,300

Rhonda F. Rhyne President	2003 2002 2001	211,348 209,663 186,000	85,500 31,975 46,930	-0- -0- -0-	50,000 25,000 25,000

Steve P. Loomis Chief Financial Officer	2003 2002 2001	163,393 161,519 138,000	67,750 26,100 36,750	-0- -0- -0-	40,000 20,000 20,600

Russell H. Bergen Vice President of Operations	2003 2002 2001	155,386 140,000 130,000	65,200 25,700 35,990	-0- -0- -0-	40,600 20,000 20,300

Richard E. Trayler Vice President of International Operations	2003 2002 2001	161,000 159,547 146,000	59,525 21,050 28,940	-0- -0- -0-	20,000 10,600 20,000

(1)	Employee benefits provided to each of the Named Officers under various programs do not exceed the disclosure thresholds established under the SEC rules and are therefore not included, except as disclosed.

The following table provides information regarding option grants during the fiscal year ended November 30, 2003 to the Named Officers in fiscal 2003. We have not granted any stock appreciation rights.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants
Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees During Fiscal 2003	Exercise Price Per Share (2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for the Option Term (3)
					5%	10%
Michael K. Perry	60,000	6%	$3.00	01/16/2013	$113,201	$286,874
	600	0%	$2.99	04/04/2013	1,128	2,859
Rhonda F. Rhyne	50,000	5%	$3.00	01/16/2013	94,334	239,061
Steve P. Loomis	40,000	4%	$3.00	01/16/2013	75,467	191,249
Russell H. Bergen	40,000	4%	$3.00	01/16/2013	75,467	191,249
	600	0%	$4.95	09/22/2013	1,868	4,733
Richard E. Trayler	20,000	2%	$3.00	01/16/2013	37,734	95,625

(1)	Options vest 25% after one year, and the remainder vests in 36 equal monthly installments.
(2)	All options were granted at fair market value (closing sale price for our common stock on The Nasdaq Stock Market on the date of grant).
(3)	The potential realizable value is calculated based on the ten-year term of the options at the time of grant; the assumption that the closing price for the common stock on the grant date appreciates at the indicated annual rate compounded annually for the entire term of the option; and the assumption that the option is exercised and sold on the last day of its term.

The following table provides further information regarding the Named Officers’ exercises and outstanding stock options as of November 30, 2003. No stock appreciation rights were granted or exercised.

AGGREGATED OPTION/SAR EXERCISES IN LAST

FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/ Unexercisable	Value(1) of Unexercised In-the-Money Options/SARs at FY- End ($) Exercisable/ Unexercisable (2)
Michael K. Perry	108,000	352,172	898,814 /87,086	4,027,093 / 243,000
Rhonda F. Rhyne	40,000	110,425	353,398 / 122,502	1,213,915 / 477,473
Steve P. Loomis	12,703	39,478	88,278 / 57,919	206,185 / 161,948
Russell H. Bergen	-0-	-0-	117,981 / 57,919	398,057 / 161,948
Richard E. Trayler	20,000	67,700	88,278 / 57,919	206,185 / 161,948

(1)	Represents the difference between the closing sale price of our common stock on the Nasdaq Stock Market of $6.50 on November 30, 2003 and the exercise price of the options.
(2)	The respective Named Officers as of November 30, 2003 could not exercise these options and future exercisability is subject to certain vesting provisions including specific stock price thresholds and/or remaining in the employ of CardioDynamics for up to four additional years.

Long Term Incentive Plans

We do not have any long term incentive plans (as defined in the SEC rules and regulations).

Employment Agreements

We do not have any employment agreements.

Equity Compensation Plan Information

The following table sets forth certain information concerning common stock to be issued in connection with our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,748,008	$3.79	946,120
Equity compensation plans not approved by security holders	920,000	$1.44	None
Total	4,668,008	$3.33	946,120

For a discussion of our equity compensation plans, see “Note 9 Stock Options” in the Notes to the Financial Statements included in Part II, Item 8 of the Annual Report on Form 10-K for fiscal year ended November 30, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CardioDynamics receives certain engineering, development and consulting services from Rivertek Medical Systems, Inc., of which Dennis Hepp, our Chief Technology Officer is a 100% beneficial owner. We paid $269,000, $288,000 and $865,000 to Rivertek for engineering services in fiscal 2003, 2002 and 2001, respectively. Amounts payable to Rivertek at November 30, 2003, 2002 and 2001 were $77,000, $44,000 and $93,000, respectively.

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and officers. Such indemnification agreements require us to indemnify our directors and officers to the fullest extent permitted by California law.”

PERFORMANCE GRAPH

The following graph compares the five-year cumulative total return (assuming reinvestment of dividends) from November 30, 1998 to November 30, 2003 for: (i) our common stock, (ii) the Russell 2000 stock index and (iii) the Medical Equipment and Appliance Industry Group index. Our common stock is included in both of these indices. The Russell 2000 is comprised of the smallest 2,000 companies in the Russell 3000 index, which contains the 3,000 largest United States companies, based on total market capitalization.

	1998	1999	2000	2001	2002	2003
CardioDynamics	100	117	173	284	159	254
Medical Equipment & Appliance Group	100	113	141	132	133	164
Russell 2000 Stock Index	100	114	112	116	102	137

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and changes in ownership with the SEC. These persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to us, we believe that each person who, at any time during the fiscal year ended November 30, 2003, was a director, officer, or beneficial owner of more than 10% of a class of registered equity securities of CardioDynamics, filed on a timely basis all reports required by Section 16(a) of the Securities Exchange Act.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to our financial reporting process, its systems of internal accounting and financial controls, and the independent audit of its financial statements. The Audit Committee consisted of three independent, non-employee members, Ronald L. Merriman, Connie R. Curran and Richard O. Martin. The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended November 30, 2003. The Audit Committee has reviewed and discussed with KPMG LLP, our independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States of America, their judgment as to the quality, not just the acceptability, of our accounting practices and such other matters as are required to be discussed by the independent auditors with the Audit Committee under generally accepted auditing standards including the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee has also received the written disclosures from KPMG LLP required by Independence Standards Board Standard No. 1 and the Audit Committee has discussed the independence of KPMG LLP with that firm. Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2003, for filing with the Securities and Exchange Commission.

Our Board of Directors and our Audit Committee has identified Ronald L. Merriman as our audit committee financial expert.

Respectfully Submitted:

The Audit Committee

/s/ RONALD L. MERRIMAN	/s/ CONNIE R. CURRAN	/s/ RICHARD O. MARTIN
Ronald L. Merriman, Chairman	Connie R. Curran	Richard O. Martin

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected KPMG LLP to serve as our independent auditors for the fiscal year ending November 30, 2004. The Board of Directors recommends that shareholders vote for the ratification of such appointment. KPMG LLP has audited our financial statements since the year ended November 30, 1998.

KPMG LLP has advised our Audit Committee that it is “independent” of us within the rules and guidelines of the SEC, the American Institute of Certified Public Accountants and the Independence Standards Board. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if desired, and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR the ratification of the selection of KPMG LLP as our independent auditors for fiscal 2004.

Fees Paid to Independent Auditors

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for the years ended November 30, 2003 and 2002, and fees for other services rendered by KPMG LLP during those periods.

	2003	2002
Audit-Related Fees	$61,500	$49,500
Tax Fees	4,000	4,000
All Other Fees	7,000	—

Total	$72,500	$53,500

Audit-Related Fees. Annual audit fees relate to services rendered in connection with the annual audit of our financial statements, quarterly review of our financial statements included in quarterly reports on Form 10-Q and fees for SEC registration statement services.

Tax Fees. Tax services consisted of fees for tax consultation and tax compliance services.

All Other Fees. Other fees consisted of fees for services provided in connection with our filing of a registration statement on Form S-3.

The Audit Committee considers whether the provision of theses services is compatible with maintaining KPMG LLP’s independence and has determined such services for fiscal 2003 and 2002 were compatible. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. All of the services described above were approved by the Audit Committee pursuant to paragraph (c)(7)(ii)(C) of Rule 2-01 of Regulation S-X under the Exchange Act, to the extent that the rule was applicable in during 2002 and 2003.

PROPOSAL 3

ADOPTION OF THE CARDIODYNAMICS INTERNATIONAL CORPORATION

2004 STOCK INCENTIVE PLAN

The Board of Directors has deemed that it is in the best interest of CardioDynamics and our shareholders to adopt a new stock incentive plan that would be a successor to our 1995 Stock Option/Stock Issuance Plan (the “1995 Plan”). The Board of Directors approved the 2004 Stock Incentive Plan (the “2004 Plan”) on April 15, 2004, subject to shareholder approval. If shareholders approve the 2004 Plan, no further awards will be granted under the 1995 Plan.

The purpose of the 2004 Plan is to enable us to attract and retain top quality employees, officers, directors and consultants and to provide employees, officers, directors and consultants with an incentive to contribute to the growth of CardioDynamics and to enhance shareholder returns. The Board of Directors believes that options and other equity-based incentives are an important part of the compensation package we offer to our employees and directors.

Set forth below is a summary of the 2004 Plan, which is qualified in its entirety by the specific language of the 2004 Plan. A copy of the 2004 Plan presented for shareholder approval is included at the end of this Proxy Statement as Appendix A. Shareholders are urged to read the complete text of the 2004 Plan.

Description of the 2004 Plan

The 2004 Plan provides for the grant of restricted share awards, options, stock units and stock appreciation rights, any of which may or may not require the satisfaction of performance objectives, with respect to shares of our common stock to directors, officers, employees and consultants of CardioDynamics and our subsidiaries. The 2004 Plan may be administered by the Compensation Committee of the Board of Directors (the “Committee”), which has complete discretion to select the participants and to establish the terms and conditions of each award, subject to the provisions of the 2004 Plan. Options granted under the 2004 Plan may be “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified options, which are options that do not qualify as incentive stock options. As of May 7, 2004, 236 employees were eligible to be considered for the grant of options under the 1995 Plan, and are also eligible under the 2004 Plan.

The Board of Directors believes that the granting of equity compensation awards is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to our continued progress, which ultimately is in the interests of its stockholders.

Shares Subject to the 2004 Plan

A total of 2,000,000 shares of common stock have been reserved for issuance under the 2004 Plan. Any shares granted as options or stock appreciation rights are counted against this limit as one share for every one share granted. If any award granted under the 2004 Plan is forfeited or expires for any reason, then the shares subject to that award will once again be available for additional awards. If the 2004 Plan is approved, no additional option grants will be made under the 1995 Plan, and the shares remaining available for future grant under the 1995 Plan will be added to the share reserve available for issuance under the 2004 Plan. Options outstanding under the 1995 Plan will remain outstanding until exercised or until they terminate or expire by their terms. If any outstanding option under the 1995 Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will be available for additional awards under the 2004 Plan.

As of May 7, 2004, (i) the number of shares subject to outstanding options, (ii) the range of exercise prices for these options, (iii) the weighted average per share exercise price, (iv) the number of shares issued upon exercise of options and (v) the number of shares available for future grant under the 1995 Plan were as follows:

	Shares Subject to Outstanding Options	Range of Exercise Prices	Weighted- Average Per Share Price	Number of Shares Issued Upon Exercise	Number of Shares Available for Further Grant
1995 Plan	4,174,417	$1.19—$11.875	$3.9262	4,174,417	239,804

Because option grants under the 2004 Plan are subject to the discretion of the Committee, awards under the 2004 Plan for the current year are indeterminable. Future option exercise prices under the 2004 Plan are also indeterminable because they will be based upon the fair market value of the common stock on the date of grant. As of May 7, 2004, the following persons or groups had in total, received options to purchase shares of common stock under the 1995 Plan as follows, each with an exercise price per share equal to the fair market value of our common stock the date of the grant:

Name	Number of Shares
All current executive officers as a group (7 persons)	987,661
All current non-employee directors as a group (6 persons)	288,000
All employees and consultants, including all current officers who are not executive officers	2,898,756

Stock Options and Stock Appreciation Rights

A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. A stock appreciation right is the right to receive the net of the market price of a share of stock and the exercise price of the right, either in cash or in stock, in the future.

The exercise price of incentive stock options may not be less than 100% of the fair market value of the common stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock). The Code currently limits to $100,000 the aggregate value of common stock for which incentive stock options may first become exercisable in any calendar year under the 2004 Plan or any other option plan adopted by CardioDynamics. Nonstatutory stock options may be granted under the 2004 Plan at an exercise price of not less than 100% of the fair market value of the common stock on the date of grant. Nonstatutory stock options also may be granted without regard to any restriction on the amount of common stock to which the option may first become exercisable in any calendar year. Repricing, or reducing the exercise price of a stock option or stock appreciation right is not permitted without shareholder approval. On May 7, 2004, the closing price for the common stock on The Nasdaq National Market was $6.13 per share.

Subject to the limitations contained in the 2004 Plan, options granted under the 2004 Plan will become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable. Any options that were not exercisable on the date of termination of employment immediately terminate at that time. Any options that are exercisable on the date of termination will remain exercisable only in accordance with the option agreement. Options granted under the 2004 Plan may not be exercised more than 10 years after the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock).

Non-Employee Director Options

Currently, options granted to non-employee directors are done so on a discretionary basis with the vesting period determined at the time of the option grant. The 2004 Plan provides for the annual automatic grant of an option to purchase 12,000 shares of common stock on the first business day following each regular annual stockholders’ meeting to each non-employee director who will continue serving on the Board of Directors. These options become exercisable as to one-twelth of the shares subject to the option on the last day of each calendar month following the date of grant. Each of the above options shall become fully vested if a change of control of CardioDynamics occurs during the non-employee directors’ service.

Restricted Share Awards and Stock Units

Restricted stock is a share award that may be conditioned upon continued employment or the achievement of performance objectives. The terms of any restricted share award under the 2004 Plan will be set forth in a restricted stock agreement to be entered into between CardioDynamics and each grantee. The Committee will determine the terms and conditions of any restricted stock agreements, which need not be identical. Shares may be awarded under the 2004 Plan in consideration of services rendered prior to the award, without a cash payment by the grantee.

Under the 2004 Plan, the Committee may also grant stock units that give recipients the right to acquire a specified number of shares of stock, or the equivalent value in cash, at a future date upon the attainment of certain conditions established by the Committee. No cash consideration is required of the recipient. Recipients of stock units do not have voting or dividend rights, but may be credited with dividend equivalent compensation.

Section 162(m) Share Awards

So that awards may qualify under Section 162(m) of the Code, which permits performance-based compensation meeting the requirements established by the Internal Revenue Service to be excluded from the limitation on deductibility of compensation in excess of $1 million paid to certain specified senior executives, the 2004 Plan limits awards to individual participants to no more than 800,000 shares subject to awards to an individual participant annually.

This limit is greater than the number of options that we have granted to any individual in the past. We do not currently intend to significantly increase our equity awards to executive officers.

Awards may include performance criteria that satisfy Section 162(m) of the Code. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria will be one of the following criteria, either individually, alternatively or in any combination, applied to either CardioDynamics as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the award:

•       Cash flow

•       Earnings before interest, taxes and amortization

•       Total shareholder return

•       Return on capital

•       Revenue

•       Operating income or net operating income

•       Operating margin or profit margin

•       Return on invested capital

•       Earnings per share

•       Return on equity

•       Share price performance

•       Return on assets or net assets

•       Income or net income

•       Operating profit or net operating profit

•       Return on operating revenue

•       Market segment shares

To the extent that an award under the 2004 Plan is designated as a “performance award,” but is not intended to qualify as performance-based compensation under Section 162(m), the performance criteria can include the achievement of strategic objectives as determined by the Committee.

Notwithstanding satisfaction or completion of any performance criteria described above, to the extent specified at the time of grant of an award, the number of shares of common stock, stock options or other benefits granted, issued, retainable and/or vested under an award upon satisfaction of the performance criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion determines. However, in no event may the Committee increase the amount payable upon satisfaction or completion of the performance criteria to a person subject to the Section 162(m) limitations.

Administration

The Committee, which is made up entirely of independent, non-employee directors within the meaning of the SEC rules and regulations and the listing standards of The Nasdaq National Market, will administer the 2004 Plan. The Committee will select employees who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the 2004 Plan, establish the terms, conditions and other provisions of the awards. The Committee may interpret the 2004 Plan and establish, amend and rescind any rules relating to the 2004 Plan. The Committee may delegate to a secondary committee of directors the ability to grant awards and take certain other actions with respect to participants who are not executive officers, and may delegate certain administrative or ministerial functions under the 2004 Plan to an officer or officers.

Amendment to or Termination of the 2004 Plan

The Board of Directors may at any time amend, alter, suspend or terminate the 2004 Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any party, unless mutually agreed otherwise between the party and the Committee. Termination of the 2004 Plan will not affect the Committee’s ability to exercise the powers granted to it under the 2004 Plan with respect to awards granted under the 2004 Plan prior to the date of such termination. The 2004 Plan is effective for 10 years, unless sooner terminated.

Adjustments

In the event of a stock dividend, recapitalization, stock split, combination of shares, extraordinary dividend of cash or assets, reorganization, or exchange of our common stock or any similar event affecting our common stock, the Committee shall adjust the number and kind of shares available for grant under the 2004 Plan, and subject to the various limitations set forth in the 2004 Plan, the number and kind of shares subject to outstanding awards under the 2004 Plan, and the exercise or settlement price of outstanding stock options and of other awards.

The impact of a merger or other reorganization of CardioDynamics on outstanding stock options, stock appreciation rights, restricted share awards and stock units granted under the 2004 Plan shall be specified in the agreement relating to the merger or reorganization, subject to the limitations and restrictions set forth in the 2004 Plan. Such agreement shall provide for the continuation of outstanding awards if we are the surviving corporation, assumption of outstanding awards by the surviving corporation, substitution by the surviving corporation of its own awards for outstanding awards under the 2004 Plan, accelerated vesting and accelerated expiration of outstanding awards, or settlement of outstanding awards in cash.

Certain Federal Income Tax Consequences

Incentive stock options granted under the 2004 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of either of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

All other options granted under the 2004 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period.

The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under Section 83(b) of the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

In the case of an exercise of a stock appreciation right or an award of stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery.

We are generally entitled to a deduction for Federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an award at the time such income is recognized.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to CardioDynamics. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee’s death.

The Board of Directors recommends a vote FOR the adoption of the CardioDynamics International Corporation 2004 Stock Incentive Plan.

ANNUAL REPORT ON FORM 10-K

CardioDynamics will mail without charge, upon written request, to any shareholder a copy of the annual report on Form 10-K, including the financial statements, schedules and list of exhibits. Requests should be sent to CardioDynamics International Corporation, 6175 Nancy Ridge Drive, Suite 300, San Diego, California 92121, Attention: Shareholder Relations.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report on Form 10-K, please notify your broker, direct your written request to CardioDynamics International Corporation, Investor Relations, 6175 Nancy Ridge Drive, San Diego, California 92121, or contact Investor Relations at (800) 778-4825, ext. 1005. Shareholders who currently receive multiple copies of the proxy statement and/or annual report on Form 10-K at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders arise, the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the CardioDynamics. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

By Order of the Board of Directors

Dated: June 7, 2004	Michael K. Perry
Chief Executive Officer

APPENDIX A

CARDIODYNAMICS INTERNATIONAL CORPORATION

2004 STOCK INCENTIVE PLAN

(Adopted by the Board on April 15, 2004)

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CARDIODYNAMICS INTERNATIONAL CORPORATION

2004 STOCK INCENTIVE PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on April 15, 2004, and will become effective on July 15, 2004, subject to shareholder approval (the “Effective Date”). The Plan is a successor to the Company’s 1995 Stock Option/Stock Issuance Plan (the “Prior Plan”). As of the Effective Date, no further awards shall be made under the Prior Plan. However, the provision of the Prior Plan shall continue to apply to awards granted under the Prior Plan prior to the Effective Date. In the event that this Plan is not approved by shareholders, awards shall continue to be made under the Prior Plan in accordance with its terms.

The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2. DEFINITIONS.

(a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

(b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d) “Change in Control” shall mean the occurrence of any of the following events:

(i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

(ii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

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(iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization more than 50% of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the date 36 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the Securities and Exchange Commission for the initial offering of Stock to the public.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(g) “Company” shall mean CardioDynamics International Corporation, a California corporation.

(h) “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exercise Price” shall mean, in the case of an Option, the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

(l) “Fair Market Value” with respect to a Share, shall mean the market price of one Share of Stock, determined by the Committee as follows:

(i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported

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representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(p) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q) “Optionee” shall mean an individual or estate who holds an Option or SAR.

(r) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of the Company, a Parent or a Subsidiary.

(s) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t) “Participant” shall mean an individual or estate who holds an Award.

(u) “Plan” shall mean this 2004 Stock Incentive Plan of CardioDynamics International Corporation, as amended from time to time.

(v) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(w) “Restricted Share” shall mean a Share awarded under the Plan.

(x) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(y) “SAR” shall mean a stock appreciation right granted under the Plan.

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(z) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(aa) “Service” shall mean service as an Employee, Consultant or Outside Director.

(bb) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(cc) “Stock” shall mean the Common Stock of the Company.

(dd) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

(ee) “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(ff) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(gg) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(hh) “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months.

SECTION 3. ADMINISTRATION.

(a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b) Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of two or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable law, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

(c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

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(d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i) To interpret the Plan and to apply its provisions;

(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv) To determine when Awards are to be granted under the Plan;

(v) To select the Offerees and Optionees;

(vi) To determine the number of Shares to be made subject to each Award;

(vii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price or Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(viii) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(ix) To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be adversely affected;

(x) To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi) To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii) To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement; and

(xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

(a) General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

(b) Automatic Grants to Outside Directors.

(i) Each Outside Director who was not an Employee of the Company within the preceding two years shall receive a Nonstatutory Option to purchase 12,000 Shares (subject to adjustment under Section 11) on

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the first business day following the conclusion of each regular annual meeting of the Company’s shareholders, commencing with the annual meeting occurring after the adoption of the Plan by the Board of Directors. One-twelth (1/12) of the Shares subject to each Option granted under this Section 4(b)(i) shall vest and become exercisable on the last day of each calendar month, beginning with the month of grant. Notwithstanding the foregoing, each such Option shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.

(ii) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b) or (d).

(iii) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Outside Director’s Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director’s Service for any reason shall terminate immediately and may not be exercised.

(c) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(d) Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

(e) Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares. The maximum aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed Two Million Shares, plus any Shares remaining available for grant of awards under the Prior Plan on the Effective Date (including Shares subject to outstanding options under the Prior Plan on the Effective Date that are subsequently forfeited or terminate for any other reason before being exercised and unvested Shares that are forfeited pursuant to such Prior Plan after the Effective Date). The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Award Limitation. Subject to the provisions of Section 11, no Participant may receive Options, SARs, Restricted Shares or Stock Units under the Plan that relate to more than 800,000 Shares in the aggregate over the term of Plan.

(c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the

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balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6. RESTRICTED SHARES.

(a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b) Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full recourse promissory notes and past services.

(c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. Certain actions by the Committee and certain actions by a Participant may cause an Option to cease to qualify as an ISO pursuant to the Code, and by accepting an Option the Participant agrees in advance to such disqualifying action. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c), and the Exercise Price of an NSO shall not be less 85% of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

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(d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f) Exercise of Options Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h) Leaves of Absence. An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(i) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

(j) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, adversely affect his or her rights or obligations under such Option.

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(k) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. PAYMENT FOR SHARES.

(a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f) Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

(g) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h) Limitations under Applicable Law. Notwithstanding anything herein or in an Award agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

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(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d) Exercisability and Term. Each SAR Agreement shall specify the date and conditions when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, adversely affect his or her rights or obligations under such SAR.

SECTION 10. STOCK UNITS.

(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock

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Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

(f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENT OF SHARES.

(a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii) The limitations set forth in Section 5(a) and (b);

(iii) The number of NSOs to be granted to Outside Directors under Section 4(b);

(iv) The number of Shares covered by each outstanding Option and SAR;

(v) The Exercise Price under each outstanding Option and SAR; or

(vi) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

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(c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d) Reservation of Rights. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12. DEFERRAL OF AWARDS.

The Committee (in its sole discretion) may permit or require a Participant to:

(a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a) Effective Date. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

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(b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

(c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 16. WITHHOLDING TAXES.

(a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 17. OTHER PROVISIONS APPLICABLE TO AWARDS.

(a) Transferability. Unless the agreement or other document evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that the Award is transferable as provided hereunder, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution. The Committee may grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable (a) in the case of a transfer without the payment of any consideration, to any “family member” as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as such may be amended from time to time (“Form S-8”), (b) in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8, and (c) under such other circumstances as the Committee may specify in the Award agreement or amendment, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant

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to whom it was granted, as modified as the Committee shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms; provided further, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance that does not qualify under this Section 17(a) shall be void and unenforceable against the Corporation.

(b) Qualifying Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares (“Qualifying Performance Criteria”). The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year. The Committee shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

SECTION 18. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically ten (10) years after its adoption by the Board. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect any Award previously granted under the Plan.

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SECTION 20. EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

CARDIODYNAMICS INTERNATIONAL CORPORATION

By	/s/ MICHAEL K. PERRY
Name	Michael K. Perry
Title	CEO

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APPENDIX B

CARDIODYNAMICS INTERNATIONAL CORPORATION

CHARTER

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

July 17, 2003

I.    PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes. Consistent with this function, the Audit Committee encourages continuous improvement of, and adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

Review and appraise the audit efforts of the Corporation’s independent accountants and internal auditing department.

Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.    COMPOSITION

The Audit Committee shall consist of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and, providing a qualified candidate is reasonably available, at least one member shall meet the requirements for and be designated as the “Audit Committee Financial Expert” as defined by Section 407 of the SEC rules.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee membership.

III.    MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee shall meet with management and the independent accountants in separate executive sessions, as necessary or appropriate, to discuss any matters that the Committee or any of these groups believe should be discussed privately. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

IV.    RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, as conditions dictate.

2. Review the Corporation’s annual financial statements and any financial reports or other financial information submitted to the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Maintain minutes or other records of meetings and activities of the Committee.

4. Develop, disclose and maintain a Code of Ethics to deter wrongdoing and promote honest and ethical conduct, which meets the requirements of Section 406 of the SEC rules, including disclosure of any changes to, or waivers of, the Code of Ethics.

5. Take appropriate measures to assure that no officer, director, or any person acting under their direction, fraudulently influences, coerces, manipulates, or misleads the auditor engaged in the audit of its financial statements for the purpose of rendering the financial statements materially misleading.

Independent Public Accountants

6. Be directly responsible for the appointment, removal, compensation and oversight of the work of any independent public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between the Company’s management and such firm regarding financial reporting, and including, with respect to the engagement of any such firm, authority to engage such firm for auditing services and non-audit services, as such terms are used in the Sarbanes-Oxley Act of 2002, with each such firm reporting directly to the Audit Committee.

7. In connection with its oversight of the audit process, have the authority to engage experts and consultants, including counsel, in furtherance of such responsibilities and the carrying out of its duties hereunder.

8. Consider the independence and effectiveness of the independent public accountants and assure that any non-audit services (as defined by Sarbanes-Oxley) are allowable and pre-approved by the Audit Committee. On a regular basis, the Committee shall review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

9. Approve the fees and other compensation to be paid to the independent public accountants and disclose such fees billed by the independent accountant separately reporting audit, audit-related, tax and all other fees for the two most recent years. Describe, in qualitative terms, the types of services provided under each category.

10. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

11. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy Corporation’s financial statements.

Financial Reporting Processes

12. In consultation with the independent accountants, review the integrity of the Corporation’s financial reporting and disclosure processes.

13. Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

14. Consider and approve, if appropriate, major changes to the Corporation’s accounting principles and practices as suggested by the independent public accountants or management.

Process Improvement

15. Following completion of the annual audit, review with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

16. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

17. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

18. Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies.

19. Review, with the Corporation’s counsel, any legal matter that could have significant impact on the Corporation’s financial statements.

20. Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

The Committee has the responsibility and powers set for in this Charter, however, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in compliance with generally accepted accounting principles. This is the responsibility of management and the independent accountants

CARDIODYNAMICS INTERNATIONAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James C. Gilstrap and Michael K. Perry, jointly and severally, as proxies, with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of CardioDynamics International Corporation to be held on Thursday, July 15, 2004 or at any postponement or adjournment thereof, as specified below, and to vote in their discretion on such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. To vote in accordance with the Board of Directors recommendations just sign below, no boxes need to be checked.

1. Election of Directors:

Nominees:

Connie R. Curran	Peter C. Farrell	James C. Gilstrap

Richard O. Martin	Ronald A. Matricaria	Ronald L. Merriman

Michael K. Perry

☐ Vote FOR all nominees above (except as withheld in the space below)

☐ Vote WITHHELD from all nominees

Instruction:    To withhold authority to vote for any individual nominee, check the box “Vote FOR” and write the nominee’s name for whom you wish to withhold your vote on the line below.

2. To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending November 30, 2004.

☐ Vote FOR	☐ Vote AGAINST	☐ ABSTAIN

2. To adopt the CardioDynamics International Corporation 2004 Stock Incentive Plan.

☐ Vote FOR	☐ Vote AGAINST	☐ ABSTAIN

Unless otherwise specified by the undersigned, this proxy will be voted FOR Proposals 1, 2 and 3 and will be voted by the proxy holders at their discretion as to any other matters properly transacted at the Annual Meeting or any postponement or adjournment thereof. To vote in accordance with the Board of Directors recommendations just sign below, no boxes need to be checked.

Dated: , 2004

Signature of Shareholder

Printed Name of Shareholder

Title (if appropriate)
Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.

☐     CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING